AGREEMENT FOR PURCHASE AND SALE



                                       OF



                              EIGHT RESIDENCE INNS




                                December 19, 1997








Exhibit A  -           List of Hotels
Exhibit B  -           List of Management Agreements
Exhibit C  -           List of Operating Agreements
Exhibit D  -           List of Preliminary Title Reports
Exhibit E  -           Form of Bill of Sale
Exhibit F  -           Form of Assignment of Intangible Property
Exhibit G  -           Form of Assignment of Management Agreement
Exhibit H  -           Inquiry Memorandum

                         AGREEMENT FOR PURCHASE AND SALE

                                       OF

                              EIGHT RESIDENCE INNS


         THIS AGREEMENT FOR PURCHASE AND SALE is made and entered into as of December 19, 1997 by and between METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Seller"), and INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership ("Buyer").


                                    RECITALS
                                    --------

         A.      Seller is the owner of the Hotels (as hereinafter defined).

         B. Seller desires to sell and Buyer desires to purchase the Hotels on the terms and conditions hereinafter set forth.


                                    AGREEMENT
                                    ---------

                  IN CONSIDERATION of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, the parties hereto agree to enter into this Agreement on the terms and conditions hereinafter set forth.


                                    ARTICLE I
                                BASIC DEFINITIONS
                                -----------------

                  "Closing Date" shall mean the date provided for in Section 7.6 below for the consummation of the purchase and sale of the Hotels.

                  "Contract Period" shall mean the period from the date of this Agreement through and including the Closing Date.

                  "Hotel" or "Hotels" shall mean any one or all of the hotels, totaling 840 guest suites in the aggregate, described on Exhibit A to this Agreement consisting, with respect to each Hotel, of the Land, the Improvements, the Personal Property, the Inventory, and the Intangible Property.

                  "Improvements" shall mean, with respect to each Hotel, the buildings, improvements and fixtures constructed or installed on the Land, including, without limitation, a hotel facility containing guest suites, meeting rooms and registration building, a parking lot and other physical improvements to the Land.

                  "Inspection Period" shall mean a period commencing on the date of this Agreement and ending at 5:00 p.m. Pacific Time on December 19, 1997.

                  "Intangible Property" shall mean, with respect to each Hotel, the Seller's interest in all property (other than the Management Agreement, the Personal Property, Inventory, Land and the Improvements), which is used in connection with the Hotel, or the business conducted in connection with the Hotel, including, but not limited to, all contract rights pertaining solely to the Hotel, the rights to advance reservations and bookings for any period after the Closing Date, any and all governmental licenses, permits and approvals held by Seller relating to the occupancy or use of the Hotel which are transferable to Buyer, any and all existing warranties and guaranties held by Seller and given by third parties with respect to the Hotel, and Seller's right and interest in and to the Operating Agreements, general intangibles, business records, plans and specifications, and surveys pertaining to the Land.
Notwithstanding the foregoing, the Intangible Property does not include the trade names, trademarks and service marks in use at the Hotels, including, without limitation, the names "Marriott," "Residential Inn," "Residence Inn By Marriott" or "Gatehouse" or any goodwill associated therewith.

                  "Inventory" shall mean, with respect to each Hotel, all of Seller's interest as of the Closing Date in all inventory located at the Hotel, including without limitation (1) mattresses, pillows, linen and towels, (2) china, glassware and silverware, (3) foodstuffs, alcoholic beverages and other beverages which are saleable to guests and (4) other consumable items and miscellaneous inventory purchased for use in the operation of the Hotel, including but not limited to office, cleaning, engineering and laundry supplies, guest supplies, paper goods, uniforms, advertising and promotional materials.

                  "Land"  shall  mean,  with  respect  to each  Hotel,  the real property, exclusive of the Improvements, described in the Preliminary Title Report for the Hotel, together with all easements, rights, privileges, remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claims or demand whatsoever of Seller therein, in the streets and ways adjacent thereto and in the bed, thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.

                  "Management Agreement" shall mean, with respect to each Hotel, the Management Agreement between Operator and Seller more particularly described on Exhibit B to this Agreement.

                  "Operating Agreements" shall mean all service and supply contracts, equipment leases, capital leases, space leases and other agreements, if any, in effect with respect to the ownership, operation, occupancy or maintenance of the Hotels. A list of the Operating Agreements in effect with respect to each Hotel is set forth on Exhibit C to this Agreement.

                  "Operator" shall mean Residence Inn by Marriott, Inc.

                  "Permitted Exceptions" shall mean, with respect to each Hotel,
(1) those exceptions to title shown in the Preliminary Title Report which are approved by Buyer pursuant to Section 3.3, (2) overnight occupancy rights of any Hotel guests, and (3) matters disclosed by the survey of the Land approved by Buyer pursuant to Section 3.3.

                  "Personal Property" shall mean, with respect to each Hotel, all appliances, apparatus, machinery, furnishings, equipment and other tangible personal property affixed to, attached to, placed upon or within or used in connection with the Land and the Improvements, but excluding such items to the extent they are included within Inventory and excluding those items owned by third parties.

                  "Preliminary Title Reports" shall mean the preliminary title reports described in Exhibit D to this Agreement with respect to the Land upon which each Hotel is situated.

                  "Title Company" shall mean Chicago Title Company, 388 Market Street, Suite 1300, San Francisco, California 94111 (Escrow Officer: Mary Hart).


                                   ARTICLE II
                                PURCHASE AND SALE
                                -----------------

         2.1 Purchase and Sale. Seller agrees to sell the Hotels to Buyer, and Buyer agrees to purchase the Hotels from Seller upon all of the terms, covenants and conditions set forth in this Agreement.

         2.2 Purchase Price. The purchase price for the Hotels (the "Purchase Price") shall be the sum of $59,500,000, and shall be payable by Buyer to Seller on the Closing Date through the escrow described in Section 7.1 below, as follows:

         (a) Buyer shall be credited in escrow with the amount of the Deposit described in Article VI below; and

         (b) The balance of the Purchase Price (approximately $58,500,000) shall be paid in cash.

         2.3 Allocation of Purchase Price. The Purchase Price shall be allocated among the Hotels in the amounts set forth on Exhibit A to this Agreement opposite the name of each Hotel.

         2.4 Instruments of Conveyance.

                  (a) Seller shall deliver to Buyer on the Closing Date special or limited warranty deeds to the Land and Improvements for each Hotel (the "Deeds").

                  (b) Seller shall deliver to Buyer on the Closing Date a bill of sale with respect to the Inventory and the Personal
                  Property for each Hotel, in the form attached to this Agreement as Exhibit E (the "Bills of Sale").

                  (c) Seller shall deliver to Buyer on the Closing Date an assignment of Seller's interest in the Intangible Property for each Hotel, in the form attached to this Agreement as Exhibit F (the "Assignments of Intangible Property"). Buyer shall assume all obligations of Seller in connection with the Operating Agreement arising on and after the Closing Date.

                  (d) If Buyer elects to assume Seller's obligations under the Management Agreements, Seller shall also deliver to Buyer on the Closing Date an assignment of Seller's interest in the Management Agreements for each Hotel, in the form attached to this Agreement as Exhibit G (the "Assignments of Management Agreement").

         2.5 Employees at Hotels. Buyer acknowledges that the employees employed in connection with the operation of the Hotels are employees of Operator.

         2.6 Assumption or Termination of Management Agreements. Buyer may elect either to assume as of the Closing Date all of Seller's obligations under the Management Agreements or to cause a termination of the Management Agreements effective as of the Closing Date, provided that, in either event, Seller shall be required to bear no costs and to incur no liability to Operator other than the obligation to pay all management fees and to reimburse Operator for all reimbursable expenses attributable to the period prior to the Closing Date. Seller's obligations shall include the obligation to fund all 1997 capital expenditures, including without limitation the Altamonte Springs Hotel room renovations but excluding any ADA-related upgrades included in the 1997 Capital Improvement Plans but not actually completed in 1997. If Buyer elects to assume the Management Agreements, Seller's obligation to close the transaction shall be conditioned upon receipt of a written release by Operator releasing Seller from all obligations under the Management Agreements from and after the Closing Date as provided in Section 4.1(b)(3). Seller shall be entitled to a return of, or a credit at closing for, all funds in the Reserve Accounts for the Hotels not required to pay for 1997 capital improvements. If Buyer elects to terminate the Management Agreements, Buyer shall pay all termination fees or other costs associated with such termination. In all events, Buyer shall be responsible for any product improvements required by Operator as a condition to Buyer's assumption of the Management Agreements or the execution of new management agreements for the Hotels other than 1997 capital improvements.

                                   ARTICLE III
                                  DUE DILIGENCE
                                  -------------

         3.1 Buyer's Review


                  (a) Seller has delivered to Buyer, or has made available at each Hotel for Buyer's review,copies of each of the following:

                                    (1)  Seller's approved operating and capital
         budgets for 1997 and, if available, proposed operating and capital budgets for 1998 and operating and expense statements and other financial statements of operations for all periods from January 1, 1995 to date;

                                    (2)  All  occupancy, ADR,  Rev PAR and  STAR
         reports for each Hotel for all periods from January 1, 1995 to date, to the extent such items are in Seller's possession;

                                    (3)  all engineering and physical inspection
         reports, including any environmental inspection reports, soils reports and/or Marriott inspection reports for the last 24-month period which are in Seller's possession;

                                    (4)  the most recent real property  tax bill
         and, if available, property tax assessment for each Hotel;

                                    (5)  the  Preliminary   Title   Reports  and
         copies of all exceptions listed therein;

                                    (6)  all Operating Agreements;

                                    (7)  utility bills for  each Hotel  for  the
         past twelve months;

                                    (8)  all plans  and  specifications  for the
         Hotels in Seller's possession, some or all of which plans may be the proprietary property of Residence Inn by Marriott, Inc. under the terms of the existing Management Agreement for the Hotel;

                                    (9)  a current as-built and  boundary survey
         of each of the Hotels;

                                    (10) the Management Agreements; and

                                    (11) a current list of the employees at each
         of the Hotels, showing department and job responsibility, date of hire, salary or wage rate and, if available, average hours worked.

Buyer shall have until the expiration of the Inspection Period in which to approve or disapprove in writing the foregoing documents. Buyer's failure to respond in writing prior to expiration of the foregoing period shall be deemed a disapproval of such items. Buyer's disapproval of any item other than the documents listed in subparagraph (5), which shall be governed by Section 3.3, shall constitute a failure of the condition set forth in Section 4.1(a)(1), and this Agreement shall terminate in accordance with the provisions of Section 4.2.

                  (b) In addition, during the Inspection Period Buyer shall be permitted to make a complete physical inspection of each Hotel and to review and copy such other documents and information maintained in the files of each Hotel as Buyer may deem material to its purchase of the Hotels. Buyer may also obtain, at its sole option and expense, reports regarding the condition of the Hotels. Seller shall permit Buyer reasonable access to each Hotel during the Contract Period and shall cooperate with Buyer in the making of the foregoing investigations but shall not be obligated to incur any expense in connection therewith. Buyer shall indemnify and defend Seller against and hold Seller harmless from any and all loss, cost, liability and expense (including reasonable attorneys' fees) arising out of Buyer's activities at the Hotels during the Contract Period. Buyer shall have until the expiration of the
Inspection Period to approve or disapprove in writing all physical environmental, economic and legal matters relating to the Hotels. Buyer's failure to respond in writing prior to expiration of the Inspection Period shall be deemed a disapproval of such matters. Buyer's disapproval of such matters shall constitute a failure of the condition set forth in Section 4.1(a)(2) and this Agreement shall terminate in accordance with Section 4.2.

                  (c) Buyer reserves the right to approve or disapprove any of the matters set forth in Section 3.1(a), 3.1(b) and 3.3 in its sole and absolute discretion.

3.2 Seller's Disclaimers.

                  (a) Except as otherwise  expressly  provided in this Agreement and in the documents executed by Seller and delivered to Buyer at closing (the "Closing Documents"), Seller disclaims the making of any representations or warranties, express or implied, regarding the Hotels or matters affecting the Hotels, including, without limitation, the physical condition of each Hotel, title to or the boundaries of the Land, pest control matters, soil condition, hazardous waste, toxic substance or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, economic projections, and all other information pertaining to each Hotel. Buyer hereby agrees that the waiver or satisfaction of the conditions set forth in Section 4.1(a)(1) and (2) below shall constitute an acknowledgment that Seller has given Buyer every opportunity to consider, inspect and review to its satisfaction the physical, environmental, economic and legal condition of the Hotels and all files and information in Seller's possession or control which Buyer deems material to the purchase of the Hotels. Buyer, moreover, acknowledges (1) that Seller did not develop or construct the Hotels, (2) that Buyer has entered into this Agreement with the intention of making and relying upon its own investigation of the physical, environmental, economic and legal condition of the Hotels and (3) that Buyer is not relying upon any statements, representations or warranties, other than those specifically set forth in this Agreement and the Closing Documents, made by Seller or anyone acting or claiming to act on Seller's behalf concerning the Hotels, including any Hotel employees or other employees of the Operator. Buyer further acknowledges that it has not received from Seller any accounting, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying solely upon the advice of its own accounting, tax, legal, architectural, engineering, property management and other advisors. Subject to the provisions of Section 8.1 of this Agreement, Buyer shall purchase each Hotel in its "as is" condition on the Closing Date and assumes the risk that adverse physical, environmental, economic or legal conditions may not have been revealed by its investigation. Nothing in this Section, however, shall be deemed a limitation on any representation, warranty, covenant, indemnity or agreement expressly made by Seller in this Agreement or in the Closing Documents.

                  (b) Except with respect to any claims arising out of any breach of covenants, representations or warranties set forth in this Agreement and the Closing Documents, Buyer, for itself and its agents, affiliates, successors and assigns, hereby releases and forever discharges Seller, its agents, affiliates, successors and assigns from any and all rights, claims and demands at law or in equity, whether known or unknown at the time of this agreement, which Buyer has or may have in the future, arising out of the physical, environmental, economic or legal condition of the Hotels.

         Buyer  hereby  specifically   acknowledges  that  Buyer  has  carefully
reviewed this Section and discussed its import with legal counsel and that the provisions of this Section are a material part of this Agreement.


                                               /s/ Mark Murphy
                                               ---------------------
                                                  Buyer

         3.3 Approval of Title Exceptions. Seller shall deliver to Buyer, as provided in Section 3.1(a), the Preliminary Title Reports and copies of all exceptions described therein and a current as-built and boundary survey of each of the Hotels. Buyer shall be responsible for obtaining, at Buyer's cost, any additional surveys Buyer may desire. Buyer shall advise Seller in writing prior to the expiration of the Inspection Period of Buyer's disapproval of any title or survey exception shown on the materials delivered by Seller. All exceptions not disapproved in writing shall be deemed "Permitted Exceptions". In the event Buyer disapproves of any such exception, Seller may elect to eliminate the disapproved exception prior to closing, to provide affirmative insurance reasonably acceptable to Buyer insuring over the disapproved exception or to terminate this Agreement; provided, however, Seller shall be obligated to remove on or before the Closing Date (i) all mortgages or deeds of trust of record on, or agreed to by Seller after, the date of this Agreement and (ii) delinquent real estate taxes and assessments. Seller shall give Buyer written notice of its intended course of action within five business days following receipt of Buyer's disapproval. In the event Seller is unwilling to remove the disapproved exception and elects to terminate this Agreement, Buyer shall have five business days following receipt of Seller's notice in which to accept the disapproved exception, in which case Seller's notice of termination shall be void and the previously disapproved exception shall be deemed a "Permitted Exception", or to concur in Seller's termination of the Agreement. In no event shall Seller be required to expend any monies to remove any disapproved exception, except as otherwise expressly provided in this Section 3.3. If Buyer elects to undertake an additional survey of the Land and Improvements for any or all of the Hotels and such survey discloses title defects not previously disclosed to Buyer, Buyer shall have until expiration of the Inspection Period in which to disapprove any newly disclosed title defect. In the event of any such disapproval, the procedures described above shall apply.

         3.4 The Seller's Certificate. Seller shall deliver to Buyer on the Closing Date a certificate (the "Seller's Certificate") updating the representations and warranties of Seller set forth in Section 5.1 below through the Closing Date; provided, however, that if Seller becomes aware during the Contract Period of any matters which make any of such representations or warranties untrue, Seller shall promptly disclose such matters to Buyer. In the event that Buyer otherwise becomes aware during the Contract Period of any matters which make any of Seller's representations or warranties untrue as of the Closing Date, then Buyer shall notify Seller promptly of such matters. In the event the Seller discloses any such matters to Buyer, or Buyer becomes aware during the Contract Period of any such matters, and such matters are materially adverse to Buyer, then Buyer shall have the option of terminating this Agreement by written notice of such election to Seller on or before the Closing Date. If any such matters disclosed by Seller or discovered by Buyer do not materially and adversely affect the Buyer, then Buyer shall waive such matters and complete the purchase of the Hotels in accordance with the terms of this Agreement. For the purposes of this Section 3.4, "Buyer becomes aware" shall mean such matter was expressly disclosed in any of the documents delivered or made available to Buyer pursuant to Section 3.1(a), expressly described in any written report obtained by Buyer from a third party or within the actual knowledge of any of Jeffrey Fisher, Fred Shaw or Mark Murphy prior to the Closing Date.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT
                              --------------------

         4.1 Conditions.

                  (a)   Notwithstanding   anything  in  this  Agreement  to  the
contrary, Buyer's obligation to purchase the Hotels shall be subject to and contingent upon the satisfaction or waiver of the following conditions precedent:

                           (1) Buyer's  inspection   and  approval,  within  the
         Inspection Period, of each of the documents described in Section 3.1 above;

                           (2) Buyer's  inspection  and  approval,  within   the
         Inspection Period, of all other physical, environmental, economic and legal matters relating to the Hotels, pursuant to Section 3.1(b) above,

                           (3) the willingness of Title Company to issue, upon the sole condition of the payment of its regularly scheduled premium, its standard American Land Title Association owners form policy of title insurance for the Hotel ("Buyer's Title Policies"), insuring Buyer in the amount of the Purchase Price allocated to such Hotel that title to the Land and Improvements for each Hotel is vested of record in Buyer on the Closing Date, subject only to the printed conditions and exclusions of such policy and the Permitted Exceptions;

                           (4) the continued operation of the Hotels during the Contract Period in accordance with the provisions of Section 5.2;

                           (5) the approval of this transaction by the Board of Trustees of Innkeepers USA Trust, which approval shall be deemed given by Buyer's execution of this Agreement;

                           (6) Seller shall have delivered to Buyer on or before the Closing Date, all of the documents and other information required of Seller under Sections 3.1(a) and 7.1;

                           (7) Seller shall have delivered to Buyer a written waiver by Operator of any requirement to complete on or before the Closing Date upgrades to the rooms at the Columbus East Hotel known as the "Generation V Package";

                           (8) Seller's representations and warranties set forth in Section 5.1 shall be true and correct in all material respects as of the date hereof and as of the Closing Date and Seller shall have performed in all material respects its covenants and other obligations under this Agreement; and

                           (9) Seller shall have delivered to Buyer, or shall be prepared to deliver to Buyer at each Hotel immediately following the closing:

                               (A) Certificate(s)/Registration  of Title for any
                  vehicle owned by the Seller and used in connection with the Hotels;

                               (B) All certificates of occupancy  for the Hotels
                  which are in Seller's possession; and

                               (C) All   books,  records,   operating   reports,
                  Operating Agreements, files and other materials in Seller's possession or control which are necessary to maintain continuity of operation of the Hotels.

                           (b) Notwithstanding  anything  in  this  Agreement to
the contrary, Seller's obligation to sell the Hotels shall be subject to and contingent upon the satisfaction or waiver of the following conditions precedent:

                               (1) the approval of this Agreement by Seller's Investment Committee, which approval shall be deemed given by Seller's execution of the Agreement;

                               (2) Buyer's timely approval of the conditions set forth in Sections 4.1(a)(1) and (2); and

                               (3) either the delivery to Seller of a written release by Operator of all obligations under the Management Agreements from and after the Closing Date or satisfactory assurances that Seller will incur no liability in connection with the termination of the Management Agreements other than the obligation to pay management fees and to reimburse expenses of Operator attributable to the period prior to the Closing Date.

         4.2 Failure or Waiver of Conditions Precedent. In the event any of the conditions set forth in Section 4.1 are not fulfilled or waived, this Agreement shall terminate, all rights and obligations hereunder of each party shall be at an end and Seller shall instruct the Title Company to return the Deposit and all interest accrued thereon to Buyer. Either party may, at its election, at any time or times on or before the date specified for the satisfaction of the condition, waive in writing any of the conditions for the benefit of such party set forth in Section 4.1(a) and 4.1(b) above. In any event, Buyer's consent to the close of escrow pursuant to this Agreement shall waive any remaining unfulfilled conditions.


                                    ARTICLE V
                    COVENANTS, WARRANTIES AND REPRESENTATIONS
                    -----------------------------------------

         5.1 Seller's Warranties and Representations. Seller hereby represents and warrants to Buyer as follows:

                  (a) Seller has full power and lawful authority to enter into and carry out the terms and provisions of this Agreement and to execute and deliver all documents which are contemplated by this Agreement and all actions of Seller and of its general partner(s) necessary to confer such power and authority upon the persons executing this Agreement and all documents which are contemplated by this Agreement on behalf of Seller have been taken;

                  (b) This Agreement has been duly authorized by all necessary action on the part of Seller, has been duly executed and delivered by Seller and constitutes the valid and binding agreement of Seller.

                  (c) No person or entity other than Seller has an ownership interest in the Hotels, nor is the consent of any person or entity required in connection with Seller's performance of its obligations hereunder which has not been obtained.

                  (d) There are no outstanding agreements (written or oral) pursuant to which Seller has agreed to sell or has granted an option or right of first refusal to purchase the Hotels or any part thereof.

                  (e) To Seller's knowledge, Seller has received no written notice of any special taxes or assessments relating to the Hotels or any part thereof or any planned public improvements that may result in a special tax or assessment against any of the Hotels.

                  (f) To Seller's knowledge, Seller has received no written notice within the past three years of any violation of any provision of any applicable building, zoning, subdivision, environmental or other governmental ordinance, resolution, statute, rule, order or regulation, including but not limited to those of environmental agencies or insurance boards of underwriters, with respect to the ownership, operation, use, maintenance or condition of the Hotels or any part thereof, or requiring any repairs or alterations other than those that have been made prior to the date hereof.

                  (g) To Seller's knowledge, Seller has provided to Buyer true and correct copies of each of the Operating Agreements in the form provided to Seller by Operator.

                  (h) To Seller's knowledge, Seller has received no written notice of any condemnation or eminent domain proceeding pending or threatened against the Hotels or any part thereof or of any change or proposed change in the route, grade or width of, or otherwise affecting, any street or road adjacent to or serving the Hotels

                  (i) To Seller's knowledge, Seller has received no written notice of any action, suit or proceeding pending or threatened against Seller in any court, before any arbitrator or before or by any governmental body other than the Nelson litigation previously disclosed to Buyer and litigation which is fully covered by insurance.

                  (J) Seller has no employees at the Hotels.

                  (k) To Seller's knowledge, all books and records and financial statements provided to Buyer ("Financial Information") are correct and complete copies of the Financial Information provided to Seller by Operator and present accurately the results of the operations of the Hotels for the periods indicated.

                  (l) All of the Personal Property, Intangible Property and Inventory being conveyed by Seller to Buyer will be free and clear on the Closing Date of all liens created by Seller and, to Seller's knowledge, Seller has good, merchantable title thereto and the right to convey same in accordance with the terms of the Agreement.

                  (m) No act of bankruptcy has occurred with respect to the Seller or any of the general partners of Seller

         For the purposes of this Section 5.1, "Seller's knowledge" shall mean the actual knowledge of Minton Newell or Lorenz Menrath, after making inquiry by means of the Inquiry Memorandum attached to this Agreement as Exhibit H of the individuals listed thereon, each of whom responded to such Inquiry Memorandum.

         5.2 Seller's Covenants.  Seller hereby covenants and agrees as follows:

                  (a) During the Contract Period, Seller shall not, and shall direct Operator (except as otherwise permitted by the Management Agreements) not to, enter into any new management agreement, maintenance or repair contract, supply contract, lease or other agreements with respect to the Hotels or any agreements modifying the Operating Agreements, unless (i) any such agreement or modification will not bind Buyer or the Hotels after the Closing Date or (ii) Seller or Operator has obtained Buyer's prior written consent to such agreement or modification.

                  (b) During the Contract Period, Seller shall not, and shall direct Operator (except as otherwise permitted by the Management Agreements) not to, release or modify any warranties or guarantees, if any, of manufacturers, suppliers and installers relating to the Improvements and the Personal Property or any part thereof, except with the prior written consent of Buyer.

                  (c) During the Contract Period, Seller shall direct Operator to pay the premium on, and not cancel or voluntarily allow to expire, any of the currently existing insurance coverages pertaining to any of the Hotels unless such insurance is replaced, without any lapse of coverage, by another policy or policies providing coverage at least as extensive as the policy or policies being replaced.

                  (d) Seller shall direct Operator, during the Contract Period and consistent with the terms of the Management Agreements, to (i) operate the Hotels only in the usual, regular and ordinary manner consistent with the Seller's prior practice, (ii) maintain its books of account and records in the usual, regular and ordinary manner, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books in prior years and (iii) use all reasonable efforts to preserve intact its present business organization, keep available the services of its present management personnel assigned to the Hotels and preserve its relationships with suppliers and others having business dealings with the Hotels. Except as otherwise permitted hereby, during the Contract Period, Seller shall not take, and shall direct Operator not to take, any action or fail to take action the result of which (i) would have a material adverse effect on the Hotels or the Buyer's ability to continue the operation thereof after the Closing Date in substantially the same manner as presently conducted, (ii) would reduce or cause to be reduced any room rents or other charges, or (iii) would cause any of the representations and warranties contained in this Agreement to be untrue as of the Closing Date. Seller shall deliver to Buyer or direct Operator to deliver to Buyer during the Contract Period copies of all reports generated by Operator showing the income and expenses of the Hotels and all departments thereof, together with such periodic information with respect to occupancy, average daily rate, revenue per available room, room reservations and other bookings as Operator customarily prepares for its own or Seller's use.

                  (e) Seller shall use its best efforts to cause Operator to complete prior to the Closing Date, and, in any event, shall pay all costs associated with, the refurbishment of 29 rooms at the Altamonte Springs Hotel which is currently in progress.

                  (f) For a period of one year following the Closing Date, Seller shall provide access by Buyer's representatives to Seller's accountants and to all financial and other information relating to the Hotels in its possession, in each case as would be reasonably required to evaluate and/or prepare audited financial statements in conformity with Regulation S-X of the SEC and to prepare a registration statement, report or disclosure statement for filing with the SEC. Seller shall, if requested, provide to Buyer's representatives a signed representative letter for use in rendering an opinion on the financial statements related to the Hotels and Seller shall use reasonable efforts to assist Buyer in obtaining (i) access to any Operator maintained records, and (ii) a signed representative letter from the Operator for use in rendering an opinion. Seller shall, if requested, authorize and direct Seller's accountants, at Buyer's expense, to cooperate with Innkeepers USA Trust in providing to them reports and consents relating to financial statements prepared or to be prepared by such accountants relating to the Hotels and included in whole or in part in SEC filings, including but not limited to registration statements.

         5.3 Buyer's Warranties and Representations. Buyer hereby represents and warrants to Seller that (a) Buyer and any entity to which Buyer may assign this Agreement pursuant to Section 8.4 hereof have, and as of the Closing Date shall have, full power and lawful authority to enter into and carry out the terms and conditions of this Agreement and to execute and deliver all documents which are contemplated by this Agreement, and (b) all actions necessary to confer such power and authority upon the persons executing this Agreement and all documents which are contemplated by this Agreement to be executed on behalf of Buyer or its assignee have been taken.

         5.4 Limitations. The parties agree that (a) Seller's warranties and representations contained in this Agreement and in any document (including any estoppel or other certificate) executed by Seller pursuant to this Agreement shall survive Buyer's purchase of the Hotels and the delivery of the Deeds only for a period of 365 days after the Closing Date (the "Limitation Period"), and
(b) Buyer shall provide actual written notice to Seller of any breach of such warranties or representations discovered by Buyer during the Limitation Period and shall allow Seller 30 days within which to cure such breach, or, if such breach cannot reasonably be cured within 30 days, an additional reasonable time period not to exceed 90 days, so long as such cure has been commenced within such 30 days and diligently pursued. If Seller fails to cure such breach after actual written notice and within such cure period, Buyer's sole remedy shall be an action at law for damages as a consequence thereof, which must be commenced, if at all, within the Limitation Period; provided, however, that if within the Limitation Period Buyer gives Seller written notice of such a breach and Seller commences to cure and thereafter terminates such cure effort, Buyer shall have an additional 30 days from the date Buyer is notified in writing of such termination or 120 days following expiration of the Limitation Period, whichever occurs first, within which to commence an action at law for damages as a consequence of Seller's failure to cure. The Limitation Period referred to herein shall apply to known as well as unknown breaches of such warranties or representations. The parties acknowledge that, pursuant to the provisions of
Section 2.8 above, Buyer's consent to the close of escrow in this transaction shall constitute a waiver of any breach of representations or warranties arising out of matters of which Buyer becomes aware (as that phrase is defined in Section 3.1(a)) prior to the Closing Date.


                                   ARTICLE VI
                                     DEPOSIT
                                     -------

         Contemporaneously with the execution of this Agreement, Buyer has deposited in the escrow established with the Title Company for this transaction cash or certified funds in the amount of $500,000 (the "Initial Deposit"). In the event Buyer terminates this Agreement prior to expiration of the Inspection Period, the full amount of the Initial Deposit shall be returned to Buyer. In the event Buyer elects to proceed with the transaction, Buyer shall deposit with the Title Company prior to expiration of the Inspection Period cash or certified funds in the additional amount of $500,000 (with the Initial Deposit, the "Deposit"). All portions of the Deposit shall be held by the Title Company in an interest bearing account pursuant to instructions from Buyer and Seller, with the interest thereon earned for the account of Buyer. In the event that (a) the conditions precedent set forth in Section 4.1 above shall have been satisfied or waived, (b) Seller shall have performed fully or tendered performance of its obligations hereunder and (c) Buyer shall be unable or fail to perform its obligations hereunder, then the entire amount of the Deposit, plus accrued interest, shall be retained by Seller. BUYER AND SELLER HEREBY ACKNOWLEDGE AND AGREE THAT SELLER'S DAMAGES IN THE EVENT OF SUCH A BREACH OF THIS AGREEMENT BY BUYER WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE AMOUNT OF THE DEPOSIT PLUS ACCRUED INTEREST IS THE PARTIES' BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES SELLER WOULD SUFFER IN THE EVENT THE TRANSACTION PROVIDED FOR IN THIS AGREEMENT FAILS TO CLOSE, AS A RESULT OF BUYER'S BREACH, AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT. BUYER AND SELLER AGREE THAT SELLER'S RIGHT TO RETAIN THE DEPOSIT PLUS ACCRUED INTEREST SHALL BE THE SOLE REMEDY OF SELLER AT LAW IN THE EVENT OF A BREACH OF THIS AGREEMENT BY BUYER.

ACCEPTED AND AGREED TO:


  /s/  Minton J. Newell                            /s/  Mark Murphy
 -----------------------------                    ------------------------------
  Seller                                                                   Buyer

In the event that this transaction is consummated as contemplated by this Agreement, then the entire amount of the Deposit shall be credited against the Purchase Price. The entire amount of the Deposit, plus accrued interest, shall be returned immediately to Buyer in the event that (a) the conditions precedent set forth in Section 4.1 above shall have been satisfied or waived, (b) Buyer shall have performed fully or tendered performance of its obligations hereunder and (c) Seller shall be unable or fail to perform its obligations under this Agreement.

                                   ARTICLE VII
                               ESCROW AND CLOSING
                               ------------------

         7.1  Escrow   Arrangements.   An  escrow  for  the  purchase  and  sale
contemplated by this Agreement has been opened by Seller with Title Company. Seller and Buyer shall each deliver escrow instructions to the Title Company consistent with this Article VII and the parties shall deposit in escrow the following funds and documents:

             (a)       Seller shall deposit:

                           (1) the duly executed and acknowledged Deeds;

                           (2) the duly executed Bills of Sale;

                           (3) duly executed counterparts of the Assignments of Intangible Property;

                           (4) if applicable, duly executed counterparts of the Assignments of Management Agreement;

                           (5) the duly executed Seller's Certificate;

                           (6) a certificate from Seller certifying the information required by ss. 1445 of the Internal Revenue Code and the regulations issued thereunder to establish, for the purposes of eliminating Buyer's tax withholding obligations, that Seller is not a "foreign person" as defined in Internal Revenue Code ss. 1445(f)(3) (the "FIRPTA Certificate"); and

                           (7) any other documents or instruments reasonably requested by Buyer or required to close this transaction in accordance with the terms of this Agreement.

              (b)      Buyer shall deposit:

                           (1) cash in an amount equal to the balance of the Purchase Price ("Seller's Funds"), plus sufficient additional cash to pay Buyer's share of all escrow costs and closing adjustments and expenses;

                           (2) duly executed counterparts of the Assignments of Intangible Property;

                           (3) if applicable, duly executed counterparts of the Assignments of Management Agreement;

                           (4) a certificate duly executed by Buyer in favor of Seller confirming the waivers and acknowledgments set forth in Section
         3.2 above (the "Buyer Certificate"); and

                           (5) any other documents or instruments reasonably requested by the Seller or required to close this transaction in accordance with the terms of this Agreement.

         7.2  Closing.  Title Company shall close escrow by:

              (a)      recording the Deeds;

              (b)      issuing Buyer's Title Policies to Buyer;

              (c)      delivering  to  Buyer  the  Bill  of  Sale,  the  FIRPTA

Certificate, the Seller's Certificate and the counterparts of the Assignments of Intangible Property and, if applicable, Assignments of Management Agreement executed by Seller; and

              (d) delivering to Seller the counterparts of the Assignments of Intangible Property and, if applicable, Assignments of Management Agreement executed by Buyer, the Buyer's Certificate and Seller's Funds (after adjusting for prorations and credits as described below).

7.3 Closing Adjustments.

              (a) Unless otherwise provided herein, the following items shall be adjusted between Buyer and Seller as of the cut-off time for Operator's accounting period on January 2, 1998 (the "Cut-Off Time"):

                           (1) Buyer shall be credited with any deposits or advance payments for room reservations or functions for any period after the Cut-Off Time. Seller shall be credited with any refundable deposits held by any utility, governmental agency or service contractor with respect to any of the Hotels which the utility, agency or contractor verifies in writing are transferable to Buyer or are held in the name of the Hotel. Buyer shall be obligated to substitute its own bond for any bond held by a utility with respect to any of the Hotels.

                           (2) Net guest room revenue of each Hotel, whether in cash or in accounts receivable, arising from occupancy for the night beginning on January 2, 1998 and ending on January 3, 1998 shall be credited to Seller.

                           (3) Seller shall retain all room rent receivables existing as of the Cut-Off Time. Buyer and Seller shall cooperate with Operator as reasonably required to collect such receivables after the Cut-Off Time. Buyer shall direct Operator to pay to Seller all such receivable amounts immediately upon receipt by Operator. All amounts collected shall be applied to the invoice designated by the payor or, if not designated, the oldest receivable then outstanding for the same account party.

                           (4) Real estate taxes and assessments and personal property taxes shall be pro-rated in escrow as of the Closing Date. Gross receipts taxes or other occupancy taxes, however denominated, imposed by any taxing authority on any of the Hotels shall be prorated between Buyer and Seller as of the Cut-Off Time.

                           (5) Block protect turned off here.All other items of income and expense including, without limitation, room rents receivable from current guests of each Hotel as set forth in the guest ledger for periods prior to the night preceding the Cut-Off Time, water, sewer, electricity and gas charges, management fees, reimbursements to Operator under the Management Agreements, items of expense under maintenance contracts, service contracts,equipment and other capital leases, rental contracts or equipment or telephone contracts, advertising contracts and cleaning contracts for all periods prior tothe Cut-Off Time shall be paid to or by Seller, as appropriate. Buyer shall be entitled to receive all such items of income and shall pay all such expensesattributable to the period on and after the Cut-Off Time.

                   (b) Seller shall be entitled to all cash, bank account balances (including, without limitation, all funds in any capital reserve accounts) and vending machine receipts relating to the Hotel in existence as of the Cut-Off Time. Buyer shall be responsible for establishing its own bank accounts for the Hotel.

                   (c) Buyer shall receive a credit at closing in the amount of $10,000 for the purpose of upgrades to the front entrance to the Ontario Hotel.

                   (d) In the event the closing occurs on a date prior to January 2, 1998, Buyer shall receive an estimated net income credit of $20,000 for each day elapsed from and after the Closing Date to and including January 2, 1998. In the event the closing occurs after January 2, 1998, Seller shall receive an estimated net income credit of $20,000 for each day elapsed from and after January 2, 1998 to and including the Closing Date. The actual amount of the net income credit will be determined as part of the post-closing adjustment described in subsection (e) below.

                   (e) The provisions of this section 7.3 may not specify all adjustments properly to be made in a transaction of this nature. Representatives of Buyer and Seller shall perform all of the adjustments, including any not specifically referred to herein, which are appropriate and usual. The adjustments hereunder shall be calculated or paid in an amount based upon a fair and reasonable estimated accounting performed and agreed to by representatives of Seller and Buyer at the closing. Subsequent final adjustments and payments shall be made in cash or other immediately available funds as soon as practicable after the Closing Date, based upon an agreed accounting performed by representatives of Seller and Buyer. In the event the parties have not agreed with respect to the adjustments required to be made pursuant to this section 7.3 within such 120-day period, upon application by either party, Pannell, Kerr & Forster shall determine any such adjustments which have not theretofore been agreed to between the parties, and such determination shall be final and binding between Seller and Buyer. The charges of Pannell, Kerr & Forster shall be borne in equal shares by Seller and Buyer.

         7.4 Closing Costs. Buyer shall pay (a) the recording costs and any governmental filing fees for this transaction, (b) the premiums and any related title search for Buyer's Title Policies, including the cost of any endorsements requested by Buyer, (c) all costs associated with Seller's termination or assumption of the Management Agreements (other than management fees and expense reimbursements attributable to the period prior to the Cut-Off Time), (d) Buyer's due diligence costs and attorneys fees and (e) the Title Company's escrow fee. Buyer shall also reimburse Seller at closing for the cost of the surveys and the Phase I environmental reports delivered pursuant to Section 3.1(a). Seller shall pay to all governmental documentary transfer or transaction taxes or fees due on transfer of the Hotels to Buyer, (y) all capital gains and other income taxes assessed against Seller by any federal, state or local taxing authority as a result of this transaction, and (z) Seller's attorneys fees. In addition, Buyer shall pay any sales or use taxes determined to be payable in connection with this transaction.

         7.5 Insurance. Seller shall cancel Seller's existing blanket fire and extended coverage insurance policy, as it affects the Hotels, as of the Closing Date, and Seller shall receive any premium refund due thereon.

         7.6 Closing Date. The Title Company shall close escrow on the Closing Date which shall be the date upon which the conditions precedent set forth in
Article IV of this Agreement have been timely met or waived, provided that the Closing Date shall be no later than December 30, 1998 unless extended in a writing executed by both parties.


                                  ARTICLE VIII
                                  MISCELLANEOUS
                                  -------------

8.1 Damage or Destruction; Condemnation.

                   (a) Subject to the provisions of subsection (b) below, Buyer shall be bound to purchase the Hotels for the Purchase Price as required by the terms of this Agreement without regard to the occurrence during the Contract Period of any damage to or destruction of any of the Improvements ("Contract Period Damage") or the institution or maintenance of any condemnation or similar proceeding with respect to any of the Hotels ("Condemnation"). Buyer shall receive a credit in escrow in the amount of any insurance or condemnation proceeds (net of reasonable costs incurred in securing such proceeds) collected by Seller prior to the Closing Date as a result of any Contract Period Damage or Condemnation and not expended by Seller on repair, replacement or restoration of the damaged Hotel pursuant to subsection (c) below, plus the amount of any deductible in connection with such insurance. Seller shall assign to Buyer at closing the right to receive any such insurance or condemnation proceeds and shall promptly deliver to Buyer any such proceeds as shall be collected by Seller following the Closing Date.

                   (b) Notwithstanding the foregoing, if the cost of repair, replacement or restoration of any Hotel attributable to any Contract Period Damage exceeds 15% of the Purchase Price allocated to such Hotel or in the event any Condemnation proceedings are instituted, either party may elect to terminate this Agreement by written notice to the other given not more than 10 days following the event of damage or destruction or notification of the Condemnation and not later than one day prior to the Closing Date. If the Contract Period Damage arises out of an uninsured risk, Seller shall elect, by written notice given within such 10-day period, either to terminate this Agreement or to close escrow as contemplated in this Agreement with a reduction in the Purchase Price equal to the cost of repair, replacement or restoration of the damaged Hotel. Upon termination of this Agreement pursuant to this paragraph, Seller shall return to Buyer the Deposit and all rights and obligations hereunder of each party shall be at an end. In the event neither party timely elects to terminate this Agreement pursuant to this subsection, the provisions of subsection (a) above shall be applicable.

                   (c) Upon the occurrence of any Contract Period Damage, Seller may, but shall not be obligated to, use any insurance proceeds collected with respect to such Contract Period Damage to repair, replace or restore the damaged Hotel to the extent reasonably feasible prior to the Closing Date. Seller's election to commence the repair, replacement or restoration of the Hotel prior to the Closing Date shall in no way imply that Seller has made any representation or warranty with respect to any work performed in connection with such repair, replacement or restoration ("Seller's Repairs"). The plans, materials, choice of contractor and all other material aspects of the performance of Seller's Repairs shall be subject to Buyer's review and approval (which shall not be unreasonably withheld) and to the general disclaimer set forth in Section 2.4 above. In the event that Buyer does not approve any aspect of Seller's Repairs in writing within 5 days following Seller's request for such approval, Seller may, at its option, terminate this Agreement by written notice delivered to Buyer on or before the Closing Date. Upon termination of this Agreement pursuant to this paragraph, Seller shall return to Buyer the Deposit and all rights and obligations hereunder of each party shall be at an end.

                   (d) Notwithstanding anything in this Agreement to the contrary, the insurance proceeds to be credited or delivered to Buyer pursuant to this Section 8.1 shall exclude business interruption or rental loss insurance proceeds, if any, allocable to the period through the Closing Date, which proceeds shall be retained by Seller.

         8.2 Brokerage Commissions and Finder's Fees.

                   (a) Each party to this Agreement warrants to the other and to the general partner(s) of the other that, except as expressly set forth below, no person or entity can properly claim a right to a real estate commission, real estate finder's fee, real estate acquisition fee or other real estate brokerage-type compensation (collectively, "Real Estate Compensation") based upon the acts of that party with respect to the transaction contemplated by this Agreement. Each party hereby agrees to indemnify and defend the other party and the general partner(s) of the other party against and to hold the other harmless from any and all loss, cost, liability or expense (including but not limited to attorneys' fees and returned commissions) resulting from any claim for Real Estate Compensation by any person or entity based upon such acts.

                   (b) Seller shall pay Hodges Ward Eliott, Inc. ("Broker") a real estate commission pursuant to a separate agreement, and Broker shall pay Sage Hospitality a commission as a co-operating broker. Buyer acknowledges that Seller or any of its general partners may also pay SSR Realty Advisors, Inc. and/or any of its affiliates a real estate brokerage commission at Seller's or such general partner's expense.

         8.3 Successors and Assigns. Buyer may assign Buyer's rights or duties hereunder without the prior written consent of Seller to any entity controlled by Buyer or by Innkeepers USA Trust, but may not assign its rights or duties hereunder to any other person or entity without Seller's prior written consent. Any such assignment shall be made without any increase in the purchase price payable to Buyer or the payment of any fees or commissions not approved in writing to Seller. Any permitted assignment shall not relieve Buyer of its obligations hereunder. This Agreement shall inure to the benefit of and be binding upon the parties to this Agreement and their respective permitted successors and assigns.

         8.4 Notices. All written notices required to be given pursuant to the terms hereof shall be either personally delivered or deposited in the United States express mail or first class mail, registered or certified return receipt requested, postage prepaid, and addressed as follows:

         To Seller:                 Metric Partners Growth Suite
                                    Investors, L.P.
                                    c/o SSR Realty Advisors, Inc.
                                    1 California Street, Suite 1400
                                    San Francisco, California 94111
                                    Attention:  Mr. Minton Newell

         with a copy to:            SSR Realty Advisors, Inc.
                                    One California St., Suite 1400
                                    San Francisco, CA  94111
                                    Attention:  Herman H. Howerton, Esq.

         and to: Sheppard, Mullin, Richter & Hampton 4 Embarcadero Center, 17th Floor San Francisco, California 94111
                                    Attention:  Joan H. Story, Esq.

         To Buyer:                  Innkeepers USA Limited Partnership
                                    306 Royal Poinciana Way
                                    Palm Beach, FL  33480
                                    Attention:  Mr. Jeffrey H. Fisher

         with a copy to:            Hunton & Williams
                                    1900 K Street, N.W.
                                    Washington, D.C. 20006
                                    Attention:  John M. Ratino, Esq.

                  The foregoing addresses may be changed from time to time by written notice. Notices shall be deemed received upon the earlier of actual receipt or three business days following mailing.

         8.5 Time. Time is of the essence of every provision contained in this Agreement.

         8.6 Possession. Possession of each Hotel shall be delivered to Buyer on the Closing Date, subject to the rights of guests in possession.

         8.7 Incorporation by Reference. All of the exhibits attached to this Agreement or referred to herein and all documents in the nature of such exhibits, when executed, are by this reference incorporated in and made a part of this Agreement.

         8.8 No Deductions or Off-Sets. Buyer acknowledges that the Purchase Price to be paid for the Hotels pursuant to this Agreement is a net amount and shall not be subject to any off-sets or deductions (other than closing adjustments made in accordance with Section 7.3).

         8.9 Attorneys' Fees. In the event any dispute between Buyer and Seller should result in litigation, the prevailing party shall be reimbursed for all reasonable costs incurred in connection with such litigation, including, without limitation, reasonable attorneys' fees.

         8.10 Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

         8.11 No Merger. The provisions of this Agreement shall not merge with the delivery of the Deeds but shall, except as otherwise provided in this Agreement, survive the close of escrow.

         8.12 Governing Law. This Agreement shall be construed and interpreted in accordance with and shall be governed and enforced in all respects according to the laws of the State of California.

         8.13 Disclosure of Information.

              (a) Certain Definitions. For purposes of this Section 8.13, the following terms shall have the respective meanings assigned to them in this subsection (a):

                   (1) "Affiliate" shall mean: any person or entity directly or indirectly controlling, controlled by or under common control with the subject person or entity; any person or entity owning or controlling 10% or more of the outstanding voting securities of the subject entity; any officer, director or partner of the subject entity; and any entity for which the subject person or entity acts in the capacity of officer, director or partner;

                   (2) "Buyer  Group" shall mean Buyer and its  Affiliates,  and
         the   directors,    officers,    employees,    partners,   agents   and
         representatives of such parties;

                   (3) "Metric" shall mean Metric Realty, an Illinois general partnership; and

                   (3) "Disclosure Document" shall mean any offering circular, prospectus, report, advertisement, correspondence or other promotional document which names or refers in any manner, directly or indirectly, to Metric, any of its Affiliates or Seller.

              (b) Restrictions on Disclosure. Buyer agrees that, unless Buyer has obtained the prior written consent of Metric, Buyer shall not release, publish or otherwise distribute, and shall not authorize or permit any person or entity (including without limitation any member of the Buyer Group) to release, publish or otherwise distribute, to any person or entity other than Metric or any of its Affiliates, any Disclosure Document. The foregoing shall not prevent Buyer from issuing such press releases as Buyer, in its sole discretion, shall determine appropriate, provided that neither Seller nor any of its Affiliates are named in the press release.

              (c) Indemnification. Buyer and Buyer's principals shall indemnify and hold harmless Metric, its Affiliates and Seller, and all directors, officers, employees, partners, agents and representatives of such parties, against and from any and all liability, losses, damages, costs and obligations whatsoever (including without limitation attorneys' fees and costs) which arise out of or relate in any way to the release, publishing or other distribution of any Disclosure Document by Buyer or by any person or entity (including without limitation any member of the Buyer Group) whom Buyer has authorized or permitted to release, publish or otherwise distribute such Disclosure Document.

         8.14 Liability. Buyer agrees that any liability of Seller under any claim brought prior to the Closing Date Pursuant to this Agreement or any document or instrument delivered simultaneously or in connection with, or pursuant to this Agreement, shall be limited to actual damages in an amount not to exceed $1,000,000. With respect to any such claim brought following the Closing Date, any liability of Seller shall be limited solely to the assets of Seller, and shall in no event exceed the amount of $7,500,000. In no event shall Buyer seek satisfaction for any such obligation from any of the general or limited partners or agents of Seller, provided that Seller reserves from the cash proceeds of sale distributed to Seller's partners at any time during the Limitation Period not less than $7,500,000. Buyer specifically waives any right to seek specific performance of Seller's obligations under this Agreement and acknowledges that its only remedy in the event of a breach of this Agreement by Seller shall be the right (as limited by this Section 8.14) to seek money damages at law.

         8.15 Right of First Offer. Seller hereby agrees, as an additional inducement to Buyer to enter into this Agreement, that in the event Seller elects to sell its leasehold interest in the Residence Inn located in Nashville, Tennessee (the "Nashville Hotel"), Seller shall give written notice thereof to Buyer, which notice shall state the price at which Seller is prepared to sell. Buyer and Seller shall then have a period of 30 days in which to negotiate in good faith a definitive Purchase Agreement setting forth the terms upon which Buyer would be obligated to purchase the Nashville Hotel from Seller. If Buyer and Seller do not enter into a mutually acceptable Purchase Agreement within such 30 day period, Seller may thereafter sell the Nashville Hotel to a third party for a price not less than 92% of the price offered to Buyer and otherwise on such terms and conditions as Seller, in Seller's sole discretion, shall agree to accept. The foregoing right of first offer shall not apply to any transfer or other conveyance of the Nashville Hotel pursuant to a court-ordered sale or as part of a settlement of the pending Nelson and/or Hardage litigations. Buyer acknowledges that it has been advised that any sale of the Nashville Hotel requires the prior written approval by the ground lessor of the proposed transferee.

         8.16 Captions. Captions or titles contained in this Agreement are inserted only as a matter of convenience and for reference only, and in no way limit, define or extend the provisions of this Agreement. No Other Beneficiaries. Buyer and Seller acknowledge that this Agreement is solely for their own benefit, that of the general partners of Seller, and, subject to
Section 8.3, that of their successors and assigns, and that no other party shall have any rights or claims arising hereunder.

         8.17 No Other Beneficiaries. Buyer and Seller acknowledge that this Agreement is solely for their own benefit, that of the general partners of the Seller, and, subject to Section 8.3, that of their successors and assigns, and that no other party shall have any rights or claims arising hereunder.

         8.18 Counterparts. This Agreement may be executed in one or more counterparts. All counterparts so executed shall constitute one contract, binding on all parties, even though all parties are not signatory to the same counterpart.

         8.19 Entire Agreement. This Agreement and the exhibits which are attached hereto and all documents in the nature of such exhibits, when executed, contain the entire understanding of the parties and supersede any and all other written or oral understanding.

         8.20 Further Assurances. The parties hereto agree to execute and deliver such documents, and to take such other actions, as may be necessary to carry out the intent and purposes of this Agreement.

         IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day and year first above written.

                   SELLER:

                   METRIC PARTNERS GROWTH SUITE INVESTORS, L.P.,  a   California
                   limited partnership

                   By: Metric Realty, an Illinois general partnership, its managing general partner

                   By: SSR Realty Advisors, Inc., a Delaware corporation, its managing general partner


                            By  /s/ Minton J. Newell
                                --------------------------------------
                                Minton J. Newell, Director of Sales

                   BUYER:

                   INNKEEPERS USA LIMITED PARTNERSHIP

                   By:      Innkeepers Financial Corporation

                            By   /s/ Mark A. Murph
                                 -------------------------------------
                                    Mark A Murphy, Vice-President


                                    EXHIBIT A
                                    ---------

                                 LIST OF HOTELS
                                 --------------



------------------------------------------------------------- ---------------------- -----------------------------------
Name and Address                                              No. of Units           Purchase Price Allocation
------------------------------------------------------------- ---------------------- -----------------------------------
Altamonte Springs Residence Inn                               128                    $8,862.000.00
270 Douglas Avenue
Altamonte Springs, Florida 32714
------------------------------------------------------------- ---------------------- -----------------------------------
Columbus East Residence Inn                                   80                     $4,832,000.00
2084 South Hamilton Road
Columbus, Ohio  43232
------------------------------------------------------------- ---------------------- -----------------------------------
Fort Wayne Residence Inn                                      80                     $5,011,000.00
4919 Lima Road
Ft. Wayne, Indiana  46808
------------------------------------------------------------- ---------------------- -----------------------------------
Indianapolis Residence Inn                                    88                     $5,261,000.00
3553 Founders Road
Indianapolis, Indiana  46268
------------------------------------------------------------- ---------------------- -----------------------------------
Lexington Residence Inn                                       80                     $7,129,000.00
1080 Newtown Pike
Lexington, Kentucky  40511
------------------------------------------------------------- ---------------------- -----------------------------------
Louisville Residence Inn                                      96                     $10,064,000.00
120 North Hurstbourne Lane
Louisville, Kentucky  40222
------------------------------------------------------------- ---------------------- -----------------------------------
Ontario Residence Inn                                         200                    $12,511,000.00
2025 East D Street
Ontario, California  91764
------------------------------------------------------------- ---------------------- -----------------------------------
Winston-Salem Residence Inn                                   88                     $5,830,000.00
7835 Northpoint Blvd.
Winston-Salem, North Carolina 27106
------------------------------------------------------------- ---------------------- -----------------------------------

                                    EXHIBIT B
                                    ---------

                          LIST OF MANAGEMENT AGREEMENTS
                          -----------------------------


1. Orlando Altamonte Springs, Florida Residence Inn Management Agreement between Operator and Seller, dated as of December 13, 1995.

2. Columbus East, Ohio Residence Inn Amended and Restated Management Agreement between Operator and Seller, dated as of December 13, 1995.

3. Ft. Wayne, Indiana Residence Inn Amended and Restated Management Agreement between Operator and Seller, dated as of December 13, 1995.

4.       Indianapolis   North,   Indiana  Residence  Inn  Amended  and  Restated
         Management Agreement between Operator and Seller, dated as of December 13, 1995.

5. Lexington North, Kentucky Amended and Restated Management Agreement between Operator and Seller, dated as of December 13, 1995.

6. Louisville, Kentucky Residence Inn Amended and Restated Management Agreement between Operator and Seller, dated as of December 13, 1995.

7. Ontario, California Residence Inn Management Agreement between Operator and Seller, dated as of December 13, 1995.

8. Winston-Salem, North Carolina Residence Inn Amended and Restated Management Agreement between Operator and Seller, dated as of December 13, 1995.

                                    EXHIBIT C
                                    ---------

                          LIST OF OPERATING AGREEMENTS
                          ----------------------------


List of Operating Agreements not included with this Amendment. The Registrant agrees to provide the Securities and Exchange Commission copies of said Operating Agreements upon request.



                                    EXHIBIT D
                                    ---------

                        LIST OF PRELIMINARY TITLE REPORTS
                        ---------------------------------

1. Altamonte Springs Residence Inn Commitment for Title Insurance, Commitment No. 509710500LW, issued as of February 28, 1997 by Chicago Title Insurance Company, as amended by Endorsement 1, dated as of September 10, 1997.

2. Columbus East Amended Commitment for Title Insurance, Commitment No. 97160117, issued as of September 9, 1997 by Chicago Title Insurance Company.

3. Fort Wayne Residence Inn Commitment for Title Insurance, Commitment No. 97002696, as amended by an Endorsement dated as of September 8, 1997, issued by Chicago Title Insurance Company.

4. Indiana Residence Inn Commitment for Title Insurance, Commitment No. 251-570, as amended by an Endorsement dated as of August 1, 1997, issued by Chicago Title Insurance Company.

5. Lexington Residence Inn Commitment for Title Insurance, Commitment No. BK67-30062, dated as of September 9, 1997, issued by Chicago Title Insurance Company.

6. Louisville Residence Inn ALTA Commitment No. 100031, issued as of March 18, 1997 by Chicago Title Insurance Company and amended by an Endorsement, dated as of September 10, 1997.

7. Ontario Residence Inn First Amended Preliminary Title Report, Order No. 7223074, issued as of August 20, 1997 by Chicago Title Company.

8. Winston-Salem Residence Inn Commitment for Title Insurance, Commitment No. 9700390, issued as of March 10, 1997 by Chicago Title Insurance Company, as amended by Endorsement No. 1 dated as of September 5, 1997.

                                  EXHIBIT E - 1

                                  BILL OF SALE
                                  ------------
                       ( Altamonte Springs Residence Inn)

             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Seller") hereby assigns, transfers, and conveys to INNKEEPERS RI ALTAMONTE, L.P., a Virginia limited partnership
("Buyer"), all of Seller's right, title and interest in and to all Personal Property and Inventory, as those terms are defined in that certain Purchase and Sale Agreement between Seller and Buyer dated December 19, 1997 (the "Agreement"), used in connection with that certain real property commonly known as Altamonte Springs Residence Inn. The Personal Property and the Inventory is being sold to and shall be accepted by Buyer in its "AS IS" condition and WITH ALL FAULTS and without any representations or warranties except as expressly set forth in the Agreement.

             Seller covenants and warrants that it has full legal title to the Personal Property and Inventory and that the Personal Property and Inventory is free and clear of any and all security agreements, financing statements, or other liens and encumbrances whatsoever.

             IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of December 30, 1997

                         METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P.,
                         a California limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner
                                           By  /s/ Minton J. Newell
                                               --------------------
                                           Its Director of Sales
                                               -----------------

                                  EXHIBIT E - 2

                                  BILL OF SALE
                                  ------------
                         ( Columbus East Residence Inn)

             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Seller") hereby assigns, transfers, and conveys to INNSKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Buyer"), all of Seller's right, title and interest in and to all Personal Property and Inventory, as those terms are defined in that certain Purchase and Sale Agreement between Seller and Buyer dated December 19, 1997 (the "Agreement"), used in connection with that certain real property commonly known as Columbus East Residence Inn. The Personal Property and the Inventory is being sold to and shall be accepted by Buyer in its "AS IS" condition and WITH ALL FAULTS and without any representations or warranties except as expressly set forth in the Agreement.

             Seller covenants and warrants that it has full legal title to the Personal Property and Inventory and that the Personal Property and Inventory is free and clear of any and all security agreements, financing statements, or other liens and encumbrances whatsoever.

             IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of December 30, 1997

                         METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P.,
                         a California limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner
                                           By  /s/ Minton J. Newell
                                               --------------------
                                           Its Director of Sales
                                               -----------------

                                  EXHIBIT E - 3

                                  BILL OF SALE
                                  ------------
                           ( Fort Wayne Residence Inn)

             FOR VALUABLE  CONSIDERATION,  the receipt and  sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Seller") hereby assigns, transfers, and conveys to INNSKEEPERS RI GENERAL, L.P, a Virginia limited partnership ("Buyer"), all of Seller's right, title and interest in and to all Personal Property and Inventory, as those terms are defined in that certain Purchase and Sale Agreement between Seller and Buyer dated December 19, 1997 (the "Agreement"), used in connection with that certain real property commonly known as Fort Wayne Residence Inn. The Personal Property and the Inventory is being sold to and shall be accepted by Buyer in its "AS IS" condition and WITH ALL FAULTS and without any representations or warranties except as expressly set forth in the Agreement.

             Seller covenants and warrants that it has full legal title to the Personal Property and Inventory and that the Personal Property and Inventory is free and clear of any and all security agreements, financing statements, or other liens and encumbrances whatsoever.

             IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of December 30, 1997

                         METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P.,
                         a California limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner
                                           By  /s/ Minton J. Newell
                                               --------------------
                                           Its Director of Sales
                                               -----------------

                                  EXHIBIT E - 4

                                  BILL OF SALE
                                  ------------
                          ( Indianapolis Residence Inn)

             FOR VALUABLE  CONSIDERATION,  the receipt and  sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Seller") hereby assigns, transfers, and conveys to INNSKEEPERS RI GENERAL, L.P, a Virginia limited partnership ("Buyer"), all of Seller's right, title and interest in and to all Personal Property and Inventory, as those terms are defined in that certain Purchase and Sale Agreement between Seller and Buyer dated December 19, 1997 (the "Agreement"), used in connection with that certain real property commonly known as Indianapolis Residence Inn. The Personal Property and the Inventory is being sold to and shall be accepted by Buyer in its "AS IS" condition and WITH ALL FAULTS and without any representations or warranties except as expressly set forth in the Agreement.

             Seller covenants and warrants that it has full legal title to the Personal Property and Inventory and that the Personal Property and Inventory is free and clear of any and all security agreements, financing statements, or other liens and encumbrances whatsoever.

             IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of December 30, 1997

                         METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P.,
                         a California limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner
                                           By  /s/ Minton J. Newell
                                               --------------------
                                           Its Director of Sales
                                               -----------------

                                  EXHIBIT E - 5

                                  BILL OF SALE
                                  ------------
                           ( Lexington Residence Inn)

             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Seller") hereby assigns, transfers, and conveys INNSKEEPERS RI GENERAL, L.P, a Virginia limited partnership ("Buyer"), all of Seller's right, title and interest in and to all Personal Property and Inventory, as those terms are defined in that certain Purchase and Sale Agreement between Seller and Buyer dated December 19, 1997 (the "Agreement"), used in connection with that certain real property commonly known as Lexington Residence Inn. The Personal Property and the Inventory is being sold to and shall be accepted by Buyer in its "AS IS" condition and WITH ALL FAULTS and without any representations or warranties except as expressly set forth in the Agreement.

             Seller covenants and warrants that it has full legal title to the Personal Property and Inventory and that the Personal Property and Inventory is free and clear of any and all security agreements, financing statements, or other liens and encumbrances whatsoever.

             IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of December 30, 1997

                         METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P.,
                         a California limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner
                                           By  /s/ Minton J. Newell
                                               --------------------
                                           Its Director of Sales
                                               -----------------

                                  EXHIBIT E - 6

                                  BILL OF SALE
                                  ------------
                           (Louisville Residence Inn)

             FOR VALUABLE  CONSIDERATION,  the receipt and  sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Seller") hereby assigns, transfers, and conveys to INNSKEEPERS RI GENERAL, L.P, a Virginia limited partnership ("Buyer"), all of Seller's right, title and interest in and to all Personal Property and Inventory, as those terms are defined in that certain Purchase and Sale Agreement between Seller and Buyer dated December 19, 1997 (the "Agreement"), used in connection with that certain real property commonly known as Louisville Residence Inn. The Personal Property and the Inventory is being sold to and shall be accepted by Buyer in its "AS IS" condition and WITH ALL FAULTS and without any representations or warranties except as expressly set forth in the Agreement.

             Seller covenants and warrants that it has full legal title to the Personal Property and Inventory and that the Personal Property and Inventory is free and clear of any and all security agreements, financing statements, or other liens and encumbrances whatsoever.

             IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of December 30, 1997

                         METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P.,
                         a California limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner
                                           By  /s/ Minton J. Newell
                                               --------------------
                                           Its Director of Sales
                                               -----------------

                                  EXHIBIT E - 7

                                  BILL OF SALE
                                  ------------
                             (Ontario Residence Inn)

             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Seller") hereby assigns, transfers, and conveys INNSKEEPERS RI GENERAL, L.P, a Virginia limited partnership ("Buyer"), all of Seller's right, title and interest in and to all Personal Property and Inventory, as those terms are defined in that certain Purchase and Sale Agreement between Seller and Buyer dated December 19, 1997 (the "Agreement"), used in connection with that certain real property commonly known as Ontario Residence Inn. The Personal Property and the Inventory is being sold to and shall be accepted by Buyer in its "AS IS" condition and WITH ALL FAULTS and without any representations or warranties except as expressly set forth in the Agreement.

             Seller covenants and warrants that it has full legal title to the Personal Property and Inventory and that the Personal Property and Inventory is free and clear of any and all security agreements, financing statements, or other liens and encumbrances whatsoever.

             IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of December 30, 1997

                         METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P.,
                         a California limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner
                                           By  /s/ Minton J. Newell
                                               --------------------
                                           Its Director of Sales
                                               -----------------

                                  EXHIBIT E - 8

                                  BILL OF SALE
                                  ------------
                         ( Winston-Salem Residence Inn)

             FOR VALUABLE  CONSIDERATION,  the receipt and  sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Seller") hereby assigns, transfers, and conveys to INNSKEEPERS RI GENERAL, L.P, a Virginia limited partnership ("Buyer"), all of Seller's right, title and interest in and to all Personal Property and Inventory, as those terms are defined in that certain Purchase and Sale Agreement between Seller and Buyer dated December 19, 1997 (the "Agreement"), used in connection with that certain real property commonly known as Winston-Salem Residence Inn. The Personal Property and the Inventory is being sold to and shall be accepted by Buyer in its "AS IS" condition and WITH ALL FAULTS and without any representations or warranties except as expressly set forth in the Agreement.

             Seller covenants and warrants that it has full legal title to the Personal Property and Inventory and that the Personal Property and Inventory is free and clear of any and all security agreements, financing statements, or other liens and encumbrances whatsoever.

             IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of December 30, 1997

                           METRIC PARTNERS GROWTH SUITE
                           INVESTORS, L.P.,
                           a California limited partnership

                           By:      Metric Realty, an Illinois
                                    general partnership,
                                    its managing general partner

                                    By:      SSR Realty Advisors, Inc.,
                                             a Delaware corporation,
                                             its managing general partner
                                             By  /s/ Minton J. Newell
                                                 --------------------
                                             Its Director of Sales
                                                 -----------------

                                  EXHIBIT F -1
                                  ------------

                        ASSIGNMENT OF INTANGIBLE PROPERTY
                        ---------------------------------
                        (Altamonte Springs Residence Inn)


             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNKEEPERS RI ALTAMONTE, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property, as that term is defined in that certain Agreement for Purchase and Sale of Eight Residence Inns (the "Agreement") dated December 19, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer, pertaining to the Altamonte Springs Residence Inn located at 270 Douglas Avenue, Altamonte Springs, Florida 32714.

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations as obligor under the contracts described in Schedule 1 to this Assignment (the "Assigned Contracts"). Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Assigned Contracts and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period prior to Closing.

             This Assignment of Intangible Property is given pursuant to the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Intangible Property as of December 30, 1997.


ASSIGNEE:                INNKEEPERS  RI ALTAMONTE, L.P.,
                         a Virginia limited partnership

                         By:      Innkeepers RI Altamonte, Inc.
                                  a Virginia corporation,
                                  its General Partner

                                  By        /s/ Mark Murphy
                                      ------------------------------
                                  Its       Vice President
                                      ------------------------------



ASSIGNOR:                METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P., a California
                         limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner

                                           By   /s/ Minton J. Newell
                                               ---------------------
                                           Its     Director of Sales

                                  EXHIBIT F - 2
                                  -------------

                        ASSIGNMENT OF INTANGIBLE PROPERTY
                        ---------------------------------
                          (Columbus East Residence Inn)


             FOR VALUABLE  CONSIDERATION,  the receipt and  sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property, as that term is defined in that certain Agreement for Purchase and Sale of Eight Residence Inns (the "Agreement") dated December 19, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer, pertaining to the Columbus East Residence Inn located at 2084 South Hamilton Road, Columbus, Ohio 43232.

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations as obligor under the contracts described in Schedule 1 to this Assignment (the "Assigned Contracts"). Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Assigned Contracts and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period prior to Closing.

             This Assignment of Intangible Property is given pursuant to the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Intangible Property as of December 30, 1997.


ASSIGNEE:                INNKEEPERS  RI GENERAL, L.P.,
                         a Virginia limited partnership

                         By:      Innkeepers RI General, Inc.
                                  a Virginia corporation,

                                  By        /s/ Mark Murphy
                                      ------------------------------
                                  Its       Vice President
                                      ------------------------------



ASSIGNOR:                METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P., a California
                         limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner

                                           By  /s/ Minton J. Newell
                                               ---------------------
                                           Its     Director of Sales

                                  EXHIBIT F - 3
                                  -------------

                        ASSIGNMENT OF INTANGIBLE PROPERTY
                        ---------------------------------
                           (Fort Wayne Residence Inn)


             FOR VALUABLE  CONSIDERATION,  the receipt and  sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property, as that term is defined in that certain Agreement for Purchase and Sale of Eight Residence Inns (the "Agreement") dated December 19, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer, pertaining to the Fort Wayne Residence Inn located at 4919 Lima Road, Ft. Wayne, Indiana 46808.

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations as obligor under the contracts described in Schedule 1 to this Assignment (the "Assigned Contracts"). Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Assigned Contracts and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period prior to Closing.

             This Assignment of Intangible Property is given pursuant to the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Intangible Property as of December 30, 1997.


ASSIGNEE:                INNKEEPERS  RI GENERAL, L.P.,
                         a Virginia limited partnership

                         By:      Innkeepers RI General, Inc.
                                  a Virginia corporation,

                                  By        /s/ Mark Murphy
                                      ------------------------------
                                  Its       Vice President
                                      ------------------------------



ASSIGNOR:                METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P., a California
                         limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner

                                           By   /s/ Minton J. Newell
                                               ---------------------
                                           Its     Director of Sales

                                  EXHIBIT F - 4
                                  -------------

                        ASSIGNMENT OF INTANGIBLE PROPERTY
                        ---------------------------------
                          (Indianapolis Residence Inn)


             FOR VALUABLE  CONSIDERATION,  the receipt and  sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property, as that term is defined in that certain Agreement for Purchase and Sale of Eight Residence Inns (the "Agreement") dated December 19, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer, pertaining to the Indianapolis Residence Inn located at 3553 Founders Road Indianapolis, Indiana 46268.

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations as obligor under the contracts described in Schedule 1 to this Assignment (the "Assigned Contracts"). Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Assigned Contracts and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period prior to Closing.

             This Assignment of Intangible Property is given pursuant to the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Intangible Property as of December 30, 1997.


ASSIGNEE:                 INNKEEPERS  RI GENERAL, L.P.,
                          a Virginia limited partnership

                          By:      Innkeepers RI General, Inc.
                                   a Virginia corporation,

                                   By        /s/ Mark Murphy
                                      ------------------------------
                                   Its       Vice President
                                      ------------------------------



ASSIGNOR:                 METRIC PARTNERS GROWTH SUITE
                          INVESTORS, L.P., a California
                          limited partnership

                          By:      Metric Realty, an Illinois
                                   general partnership,
                                   its managing general partner

                                   By:      SSR Realty Advisors, Inc.,
                                            a Delaware corporation,
                                            its managing general partner

                                            By  /s/ Minton J. Newell
                                               ---------------------
                                            Its    Director of Sales

                                  EXHIBIT F - 5
                                  -------------

                        ASSIGNMENT OF INTANGIBLE PROPERTY
                        ---------------------------------
                            (Lexington Residence Inn)


             FOR VALUABLE  CONSIDERATION,  the receipt and  sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property, as that term is defined in that certain Agreement for Purchase and Sale of Eight Residence Inns (the "Agreement") dated December 19, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer, pertaining to the Lexington Residence Inn located at 1080 Newtown Pike, Lexington, Kentucky 40511.

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations as obligor under the contracts described in Schedule 1 to this Assignment (the "Assigned Contracts"). Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Assigned Contracts and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period prior to Closing.

             This Assignment of Intangible Property is given pursuant to the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Intangible Property as of December 30, 1997.


ASSIGNEE:                INNKEEPERS  RI GENERAL, L.P.,
                         a Virginia limited partnership

                         By:      Innkeepers RI General, Inc.
                                  a Virginia corporation,

                                  By        /s/ Mark Murphy
                                      ------------------------------
                                  Its         Vice President
                                      ------------------------------



ASSIGNOR:                METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P., a California
                         limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner

                                           By   /s/ Minton J. Newell
                                               ---------------------
                                           Its     Director of Sales

                                  EXHIBIT F - 6
                                  -------------

                        ASSIGNMENT OF INTANGIBLE PROPERTY
                        ---------------------------------
                           (Louisville Residence Inn)


             FOR VALUABLE  CONSIDERATION,  the receipt and  sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property, as that term is defined in that certain Agreement for Purchase and Sale of Eight Residence Inns (the "Agreement") dated December 19, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer, pertaining to the Louisville Residence Inn located at 120 North Hurstbourne Lane, Louisville, Kentucky 40222.

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations as obligor under the contracts described in Schedule 1 to this Assignment (the "Assigned Contracts"). Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Assigned Contracts and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period prior to Closing.

             This Assignment of Intangible Property is given pursuant to the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Intangible Property as of December 30, 1997.


ASSIGNEE:                INNKEEPERS  RI GENERAL, L.P.,
                         a Virginia limited partnership

                         By:      Innkeepers RI General, Inc.
                                  a Virginia corporation,

                                  By        /s/ Mark Murphy
                                      ------------------------------
                                  Its       Vice President
                                      ------------------------------



ASSIGNOR:                METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P., a California
                         limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner

                                           By   /s/ Minton J. Newell
                                               ---------------------
                                           Its     Director of Sales

                                  EXHIBIT F - 7
                                  -------------

                        ASSIGNMENT OF INTANGIBLE PROPERTY
                        ---------------------------------
                             (Ontario Residence Inn)


             FOR VALUABLE  CONSIDERATION,  the receipt and  sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property, as that term is defined in that certain Agreement for Purchase and Sale of Eight Residence Inns (the "Agreement") dated December 19, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer, pertaining to the Ontario Residence Inn located at 2025 East D Street, Ontario, California 91764.

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations as obligor under the contracts described in Schedule 1 to this Assignment (the "Assigned Contracts"). Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Assigned Contracts and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period prior to Closing.

             This Assignment of Intangible Property is given pursuant to the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Intangible Property as of December 30, 1997.


ASSIGNEE:                INNKEEPERS  RI GENERAL, L.P.,
                         a Virginia limited partnership

                         By:      Innkeepers RI General, Inc.
                                  a Virginia corporation,

                                  By        /s/ Mark Murphy
                                      ------------------------------
                                  Its       Vice President
                                      ------------------------------



ASSIGNOR:                METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P., a California
                         limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner

                                           By   /s/ Minton J. Newell
                                               ---------------------
                                           Its     Director of Sales

                                  EXHIBIT F - 8
                                  -------------

                        ASSIGNMENT OF INTANGIBLE PROPERTY
                        ---------------------------------
                          (Winston-Salem Residence Inn)


             FOR VALUABLE  CONSIDERATION,  the receipt and  sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property, as that term is defined in that certain Agreement for Purchase and Sale of Eight Residence Inns (the "Agreement") dated December 19, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer, pertaining to the Winston-Salem Residence Inn located at 7835 Northpoint Blvd., Winston-Salem, North Carolina 27106.

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations as obligor under the contracts described in Schedule 1 to this Assignment (the "Assigned Contracts"). Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Assigned Contracts and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period prior to Closing.

             This Assignment of Intangible Property is given pursuant to the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Intangible Property as of December 30, 1997.


ASSIGNEE:                INNKEEPERS  RI GENERAL, L.P.,
                         a Virginia limited partnership

                         By:      Innkeepers RI General, Inc.
                                  a Virginia corporation,

                                  By        /s/ Mark Murphy
                                      ------------------------------
                                  Its       Vice President
                                      ------------------------------



ASSIGNOR:                METRIC PARTNERS GROWTH SUITE
                         INVESTORS, L.P., a California
                         limited partnership

                         By:      Metric Realty, an Illinois
                                  general partnership,
                                  its managing general partner

                                  By:      SSR Realty Advisors, Inc.,
                                           a Delaware corporation,
                                           its managing general partner

                                           By   /s/ Minton J. Newell
                                               ---------------------
                                           Its     Director of Sales
                                               ---------------------

                                  EXHIBIT G - 1
                                  -------------

                       ASSIGNMENT OF MANAGEMENT AGREEMENT
                       ----------------------------------
                        (Altamonte Springs Residence Inn)


             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNSKEEPERS RI ALTAMONTE, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to that certain Management Agreement by and between Residence Inn By Marriott, Inc., as Manager, and Assignor, as Owner, dated as of December 13, 1995, with respect to the Altamonte Springs Residence Inn located at 270 Douglas Avenue, Altamonte Springs, Florida 32714, a copy of which is attached hereto as Appendix I (the "Management Agreement").

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations, as Owner, under the terms of the Management Agreement from and after the Closing Date. Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Management Agreement and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period prior to Closing.

             This Assignment of Management Agreement is given pursuant to that certain Agreement for Purchase and Sale of Eight Residence Inns, dated as of December 19, 1997 by and between Assignor, as Seller, and Assignee, as Buyer (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Management Agreement as of December 30, 1997.


ASSIGNEE:               INNKEEPERS RI ALTAMONTE, L.P.,
                        a Virginia limited partnership

                        By:      Innkeepers RI Altamonte, Inc.,
                                 its general partner

                                 By    /s/ Mark Murphey
                                      ------------------------------
                                 Its   Vice President
                                      ------------------------------



ASSIGNOR:               METRIC PARTNERS GROWTH SUITE
                        INVESTORS, L.P., a California
                        limited partnership

                        By: Metric Realty, an Illinois general partnership, its managing general partner

                                 By:      SSR Realty Advisors, Inc.,
                                          a Delaware corporation,
                                          its managing general partner

                                          By   /s/ Minton J. Newell
                                               ---------------------
                                          Its     Director of Sales
                                               ---------------------

 RESIDENCE INN BY MARRIOTT, INC. hereby acknowledges and consents to the foregoing assignment of the Management Agreement and hereby agrees that Assignee shall be liable for all obligations of "Owner" under the management Agreement, except that Assignor shall remain as a beneficiary of the Management Agreement and shall remain liable as the owner of the Inn (as defined in the Management Agreement) for those obligations of the owner, if any, set forth in the following sections of the Management Agreement: 1.02, 1.05, 2.01, 4.02.B, 4.30.C, 5.02, 5.03, 5.04, 6.01, 6.02, 6.03, 7.01, 8.01, 9.02, 9.03.D, 10.2.A,
 10.2.B, 10.2.C, 11.02, 11.07, 11.09, 11.11.E, 11.13 and 11.15.

                                  RESIDENCE INN BY MARRIOTT, INC.

                                  By   /s/ Ken M. Kimball
                                       ------------------
                                           Its   Vice President
                                                 --------------



                                   Appendix I
                            The Management Agreement
                            ------------------------

The Management Agreement not included with this Amendment. The Registrant agrees to provide the Securities and Exchange Commission copies of said Management Agreement upon request.

                                  EXHIBIT G - 2
                                  -------------

                       ASSIGNMENT OF MANAGEMENT AGREEMENT
                       ----------------------------------
                          (Columbus East Residence Inn)


             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNSKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to that certain Management Agreement by and between Residence Inn By Marriott, Inc., as Manager, and Assignor, as Owner, dated as of December 13, 1995, with respect to the Columbus East Residence Inn located at 2084 South Hamilton Road, Columbus, Ohio 43232, a copy of which is attached hereto as Appendix I (the "Management Agreement").

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations, as Owner, under the terms of the Management Agreement from and after the Closing Date. Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Management Agreement and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period prior to Closing.

             This Assignment of Management Agreement is given pursuant to that certain Agreement for Purchase and Sale of Eight Residence Inns, dated as of December 19, 1997 by and between Assignor, as Seller, and Assignee, as Buyer (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Management Agreement as of December 30, 1997.


ASSIGNEE:               INNKEEPERS RI GENERAL, L.P.,
                        a Virginia limited partnership

                        By:      Innkeepers RI General, L.P.,
                                 its general partner

                                 By    /s/ Mark Murphey
                                      ------------------------------
                                 Its    Vice President
                                      ------------------------------



ASSIGNOR:               METRIC PARTNERS GROWTH SUITE
                        INVESTORS, L.P., a California
                        limited partnership

                        By: Metric Realty, an Illinois general partnership, its managing general partner

                                 By:      SSR Realty Advisors, Inc.,
                                          a Delaware corporation,
                                          its managing general partner

                                          By   /s/ Minton J. Newell
                                               ---------------------
                                          Its     Director of Sales
                                               ---------------------


 RESIDENCE INN BY MARRIOTT, INC. hereby acknowledges and consents to the foregoing assignment of the Management Agreement and hereby releases Assignor from any and all obligations arising under the Management Agreement relating to any period from and after the Closing Date, which obligations have been assumed by Assignee herein.
                                  RESIDENCE INN BY MARRIOTT, INC.

                                  By   /s/ Ken M. Kimball
                                       ------------------
                                           Its   Vice President
                                                 --------------



                                   Appendix I
                            The Management Agreement
                            ------------------------

The Management Agreement not included with this Amendment. The Registrant agrees to provide the Securities and Exchange Commission copies of said Management Agreement upon request.

                                  EXHIBIT G - 3
                                  -------------

                       ASSIGNMENT OF MANAGEMENT AGREEMENT
                       ----------------------------------
                           (Fort Wayne Residence Inn)


             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNSKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to that certain Management Agreement by and between Residence Inn By Marriott, Inc., as Manager, and Assignor, as Owner, dated as of December 13, 1995, with respect to the Fort Wayne Residence Inn located at 4919 Lima Road, Ft. Wayne, Indiana 46808, a copy of which is attached hereto as Appendix I (the "Management Agreement").

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations, as Owner, under the terms of the Management Agreement from and after the Closing Date. Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Management Agreement and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period prior to Closing.

             This Assignment of Management Agreement is given pursuant to that certain Agreement for Purchase and Sale of Eight Residence Inns, dated as of December 19, 1997 by and between Assignor, as Seller, and Assignee, as Buyer (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Management Agreement as of December 30, 1997.


ASSIGNEE:               INNKEEPERS RI GENERAL, L.P.,
                        a Virginia limited partnership

                        By:      Innkeepers RI General, L.P.,
                                 its general partner

                                 By    /s/ Mark Murphey
                                      ------------------------------
                                 Its     Vice President
                                      ------------------------------



ASSIGNOR:               METRIC PARTNERS GROWTH SUITE
                        INVESTORS, L.P., a California
                        limited partnership

                        By: Metric Realty, an Illinois general partnership, its managing general partner

                                 By:      SSR Realty Advisors, Inc.,
                                          a Delaware corporation,
                                          its managing general partner

                                          By   /s/ Minton J. Newell
                                               ---------------------
                                          Its     Director of Sales


RESIDENCE INN BY MARRIOTT, INC. hereby acknowledges and consents to the foregoing assignment of the Management Agreement and hereby agrees that Assignee shall be liable for all obligations of "Owner" under the management Agreement, except that Assignor shall remain as a beneficiary of the Management Agreement and shall remain liable as the owner of the Inn (as defined in the Management Agreement) for those obligations of the owner, if any, set forth in the following sections of the Management Agreement: 1.02, 1.05, 2.01, 4.02.B, 4.30.C, 5.02, 5.03, 5.04, 6.01, 6.02, 6.03, 7.01, 8.01, 9.02, 9.03.D, 10.2.A,
10.2.B, 10.2.C, 11.02, 11.07, 11.09, 11.11.E, 11.13 and 11.15.

                                  RESIDENCE INN BY MARRIOTT, INC.

                                  By   /s/ Ken M. Kimball
                                       ------------------
                                           Its   Vice President
                                                 --------------



                                   Appendix I
                            The Management Agreement
                            ------------------------

The Management Agreement not included with this Amendment. The Registrant agrees to provide the Securities and Exchange Commission copies of said Management Agreement upon request.

                                  EXHIBIT G - 4
                                  -------------

                       ASSIGNMENT OF MANAGEMENT AGREEMENT
                       ----------------------------------
                          (Indianapolis Residence Inn)


             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNSKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to that certain Management Agreement by and between Residence Inn By Marriott, Inc., as Manager, and Assignor, as Owner, dated as of December 13, 1995, with respect to the Indianapolis Residence Inn located at 3553 Founders Road, Indianapolis, Indiana 46268, a copy of which is attached hereto as Appendix I (the "Management Agreement").

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations, as Owner, under the terms of the Management Agreement from and after the Closing Date. Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Management Agreement and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period prior to Closing.

             This Assignment of Management Agreement is given pursuant to that certain Agreement for Purchase and Sale of Eight Residence Inns, dated as of December 19, 1997 by and between Assignor, as Seller, and Assignee, as Buyer (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Management Agreement as of December 30, 1997.


ASSIGNEE:               INNKEEPERS RI GENERAL, L.P.,
                        a Virginia limited partnership

                        By:      Innkeepers RI General, L.P.,
                                 its general partner

                                 By    /s/ Mark Murphey
                                      ------------------------------
                                 Its    Vice President
                                      ------------------------------



ASSIGNOR:               METRIC PARTNERS GROWTH SUITE
                        INVESTORS, L.P., a California
                        limited partnership

                        By: Metric Realty, an Illinois general partnership, its managing general partner

                                 By:      SSR Realty Advisors, Inc.,
                                          a Delaware corporation,
                                          its managing general partner

                                          By   /s/ Minton J. Newell
                                               ---------------------
                                          Its     Director of Sales
                                               ---------------------

RESIDENCE INN BY MARRIOTT, INC. hereby acknowledges and consents to the foregoing assignment of the Management Agreement and hereby agrees that Assignee shall be liable for all obligations of "Owner" under the management Agreement, except that Assignor shall remain as a beneficiary of the Management Agreement and shall remain liable as the owner of the Inn (as defined in the Management Agreement) for those obligations of the owner, if any, set forth in the following sections of the Management Agreement: 1.02, 1.05, 2.01, 4.02.B, 4.30.C, 5.02, 5.03, 5.04, 6.01, 6.02, 6.03, 7.01, 8.01, 9.02, 9.03.D, 10.2.A,
10.2.B, 10.2.C, 11.02, 11.07, 11.09, 11.11.E, 11.13 and 11.15.

                                  RESIDENCE INN BY MARRIOTT, INC.

                                  By   /s/ Ken M. Kimball
                                      -------------------
                                           Its   Vice President
                                                 --------------




                                   Appendix I
                            The Management Agreement
                            ------------------------

The Management Agreement not included with this Amendment. The Registrant agrees to provide the Securities and Exchange Commission copies of said Management Agreement upon request.

                                  EXHIBIT G - 5
                                  -------------

                       ASSIGNMENT OF MANAGEMENT AGREEMENT
                       ----------------------------------
                            (Lexington Residence Inn)


             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNSKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to that certain Management Agreement by and between Residence Inn By Marriott, Inc., as Manager, and Assignor, as Owner, dated as of December 13, 1995, with respect to the Lexington Residence Inn located at 1080 Newtown Pike, Lexington, Kentucky 40511, a copy of which is attached hereto as Appendix I (the "Management Agreement").

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations, as Owner, under the terms of the Management Agreement from and after the Closing Date. Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Management Agreement and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period prior to Closing.

             This Assignment of Management Agreement is given pursuant to that certain Agreement for Purchase and Sale of Eight Residence Inns, dated as of December 19, 1997 by and between Assignor, as Seller, and Assignee, as Buyer (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Management Agreement as of December 30, 1997.


ASSIGNEE:               INNKEEPERS RI GENERAL, L.P.,
                        a Virginia limited partnership

                        By:      Innkeepers RI General, L.P.,
                                 its general partner

                                 By    /s/ Mark Murphey
                                      ------------------------------
                                 Its    Vice President
                                      ------------------------------



ASSIGNOR:               METRIC PARTNERS GROWTH SUITE
                        INVESTORS, L.P., a California
                        limited partnership

                        By: Metric Realty, an Illinois general partnership, its managing general partner

                                 By:      SSR Realty Advisors, Inc.,
                                          a Delaware corporation,
                                          its managing general partner

                                          By   /s/ Minton J. Newell
                                               ---------------------
                                          Its     Director of Sales
                                               ---------------------

RESIDENCE INN BY MARRIOTT, INC. hereby acknowledges and consents to the foregoing assignment of the Management Agreement and hereby releases Assignor from any and all obligations arising under the Management Agreement relating to any period from and after the Closing Date, which obligations have been assumed by Assignee herein.

                                  RESIDENCE INN BY MARRIOTT, INC.

                                  By   /s/ Ken M. Kimball
                                      -------------------
                                           Its   Vice President
                                                 --------------




                                   Appendix I
                            The Management Agreement
                            ------------------------

The Management Agreement not included with this Amendment. The Registrant agrees to provide the Securities and Exchange Commission copies of said Management Agreement upon request.

                                  EXHIBIT G - 6
                                  -------------

                       ASSIGNMENT OF MANAGEMENT AGREEMENT
                       ----------------------------------
                           (Louisville Residence Inn)


             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNSKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to that certain Management Agreement by and between Residence Inn By Marriott, Inc., as Manager, and Assignor, as Owner, dated as of December 13, 1995, with respect to the Louisville Residence Inn located at 120 North Hurstbourne Lane, Louisville, Kentucky 40222, a copy of which is attached hereto as Appendix I (the "Management Agreement").

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations, as Owner, under the terms of the Management Agreement from and after the Closing Date. Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Management Agreement and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period prior to Closing.

             This Assignment of Management Agreement is given pursuant to that certain Agreement for Purchase and Sale of Eight Residence Inns, dated as of December 19, 1997 by and between Assignor, as Seller, and Assignee, as Buyer (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Management Agreement as of December 30, 1997.


ASSIGNEE:               INNKEEPERS RI GENERAL, L.P.,
                        a Virginia limited partnership

                        By:      Innkeepers RI General, L.P.,
                                 its general partner

                                 By    /s/ Mark Murphey
                                      ------------------------------
                                 Its    Vice President
                                      ------------------------------



ASSIGNOR:               METRIC PARTNERS GROWTH SUITE
                        INVESTORS, L.P., a California
                        limited partnership

                        By: Metric Realty, an Illinois general partnership, its managing general partner

                                 By:      SSR Realty Advisors, Inc.,
                                          a Delaware corporation,
                                          its managing general partner

                                          By   /s/ Minton J. Newell
                                               ---------------------
                                          Its     Director of Sales
                                               ---------------------

RESIDENCE INN BY MARRIOTT, INC. hereby acknowledges and consents to the foregoing assignment of the Management Agreement and hereby agrees that Assignee shall be liable for all obligations of "Owner" under the management Agreement, except that Assignor shall remain as a beneficiary of the Management Agreement and shall remain liable as the owner of the Inn (as defined in the Management Agreement) for those obligations of the owner, if any, set forth in the following sections of the Management Agreement: 1.02, 1.05, 2.01, 4.02.B, 4.30.C, 5.02, 5.03, 5.04, 6.01, 6.02, 6.03, 7.01, 8.01, 9.02, 9.03.D, 10.2.A,
10.2.B, 10.2.C, 11.02, 11.07, 11.09, 11.11.E, 11.13 and 11.15.
                                  RESIDENCE INN BY MARRIOTT, INC.

                                  By   /s/ Ken M. Kimball
                                      -------------------
                                           Its   Vice President
                                                 --------------



                                   Appendix I
                            The Management Agreement
                            ------------------------

The Management Agreement not included with this Amendment. The Registrant agrees to provide the Securities and Exchange Commission copies of said Management Agreement upon request.

                                  EXHIBIT G - 7
                                  -------------

                       ASSIGNMENT OF MANAGEMENT AGREEMENT
                       ----------------------------------
                             (Ontario Residence Inn)


             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNSKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to that certain Management Agreement by and between Residence Inn By Marriott, Inc., as Manager, and Assignor, as Owner, dated as of December 13, 1995, with respect to the Ontario Residence Inn located at 2025 East D Street, Ontario, California 91764, a copy of which is attached hereto as Appendix I (the "Management Agreement").

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations, as Owner, under the terms of the Management Agreement from and after the Closing Date. Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Management Agreement and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period prior to Closing.

             This Assignment of Management Agreement is given pursuant to that certain Agreement for Purchase and Sale of Eight Residence Inns, dated as of December 19, 1997 by and between Assignor, as Seller, and Assignee, as Buyer (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Management Agreement as of December 30, 1997.


ASSIGNEE:               INNKEEPERS RI GENERAL, L.P.,
                        a Virginia limited partnership

                        By:      Innkeepers RI General, L.P.,
                                 its general partner

                                 By    /s/ Mark Murphey
                                      ------------------------------
                                 Its    Vice President
                                      ------------------------------



ASSIGNOR:               METRIC PARTNERS GROWTH SUITE
                        INVESTORS, L.P., a California
                        limited partnership

                        By: Metric Realty, an Illinois general partnership, its managing general partner

                                 By:      SSR Realty Advisors, Inc.,
                                          a Delaware corporation,
                                          its managing general partner

                                          By   /s/ Minton J. Newell
                                               ---------------------
                                          Its     Director of Sales
                                               ---------------------

RESIDENCE INN BY MARRIOTT, INC. hereby acknowledges and consents to the foregoing assignment of the Management Agreement and hereby agrees that Assignee shall be liable for all obligations of "Owner" under the management Agreement, except that Assignor shall remain as a beneficiary of the Management Agreement and shall remain liable as the owner of the Inn (as defined in the Management Agreement) for those obligations of the owner, if any, set forth in the following sections of the Management Agreement: 1.02, 1.05, 2.01, 4.02.B, 4.30.C, 5.02, 5.03, 5.04, 6.01, 6.02, 6.03, 7.01, 8.01, 9.02, 9.03.D, 10.2.A,
10.2.B, 10.2.C, 11.02, 11.07, 11.09, 11.11.E, 11.13 and 11.15.
                                  RESIDENCE INN BY MARRIOTT, INC.

                                  By   /s/ Ken M. Kimball
                                      -------------------
                                           Its   Vice President
                                                 --------------



                                   Appendix I
                            The Management Agreement
                            ------------------------

The Management Agreement not included with this Amendment. The Registrant agrees to provide the Securities and Exchange Commission copies of said Management Agreement upon request.

                                  EXHIBIT G - 8
                                  -------------

                       ASSIGNMENT OF MANAGEMENT AGREEMENT
                       ----------------------------------
                          (Winston-Salem Residence Inn)


             FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to INNSKEEPERS RI GENERAL, L.P., a Virginia limited partnership ("Assignee"), all of Assignor's right, title and interest in and to that certain Management Agreement by and between Residence Inn By Marriott, Inc., as Manager, and Assignor, as Owner, dated as of December 13, 1995, with respect to the Winston-Salem Residence Inn located at 7835 Northpoint Blvd. Winston-Salem, North Carolina 27106, a copy of which is attached hereto as Appendix I (the "Management Agreement").

             Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations, as Owner, under the terms of the Management Agreement from and after the Closing Date. Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period after Closing.

             Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Management Agreement and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys fees) arising in connection with the Management Agreement and relating to the period prior to Closing.

             This Assignment of Management Agreement is given pursuant to that certain Agreement for Purchase and Sale of Eight Residence Inns, dated as of December 19, 1997 by and between Assignor, as Seller, and Assignee, as Buyer (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.



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


             IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Management Agreement as of December 30, 1997.


ASSIGNEE:               INNKEEPERS RI GENERAL, L.P.,
                        a Virginia limited partnership

                        By:      Innkeepers RI General, L.P.,
                                 its general partner

                                 By    /s/ Mark Murphey
                                      ------------------------------
                                 Its    Vice President
                                      ------------------------------



ASSIGNOR:               METRIC PARTNERS GROWTH SUITE
                        INVESTORS, L.P., a California
                        limited partnership

                        By: Metric Realty, an Illinois general partnership, its managing general partner

                                 By:      SSR Realty Advisors, Inc.,
                                          a Delaware corporation,
                                          its managing general partner

                                          By   /s/ Minton J. Newell
                                               ---------------------
                                          Its     Director of Sales
                                               ---------------------

RESIDENCE INN BY MARRIOTT, INC. hereby acknowledges and consents to the foregoing assignment of the Management Agreement and hereby releases Assignor from any and all obligations arising under the Management Agreement relating to any period from and after the Closing Date, which obligations have been assumed by Assignee herein.

                                  RESIDENCE INN BY MARRIOTT, INC.

                                  By   /s/ Ken M. Kimball
                                      -------------------
                                           Its   Vice President
                                                 --------------




                                   Appendix I
                            The Management Agreement
                            ------------------------

The Management Agreement not included with this Amendment. The Registrant agrees to provide the Securities and Exchange Commission copies of said Management Agreement upon request.


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




                                    EXHIBIT H

                               INQUIRY MEMORANDUM
                               ------------------

The Inquiry Memorandum, signed by Marj Patterson-Badke, Altamonte Springs General Manager, Ron Shelton, Columbus East General Manager, Steve Walter, Ft. Wayne General Manager, Bob Peper, Indianapolis General Manager, Dan Hebenstreit, Lexington General Manager, Roxie Gilbert, Louisville General Manager, Jack Jones, Ontario General Manager, Brooke Odenweider, Winston-Salem General Manager, Sue Graves, Regional Manager for Columbus East, Ft. Wayne, Indianpolis, Lexington and Louisville, Kandee Piercy, Regional Manager for Altamonte Springs, Dale Athey, Regional Manager for Ontario, Diane Schneller, Regional Manager for Winston-Salem, Herman H. Howerton, Legal, Hanne Marshall, Accounting, George Fogelsong, Risk Management, Cindy Halicky, Operations Director, Ronald Zuzack, Managing Director, Minton Newell, Director of Sales, Lorenz Menrath, Portfolio Manager, not included with this Amendment. The Registrant agrees to provide the Securities and Exchange Commission copies of said Limited Warranty Deed upon request.


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